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                                                                    EXHIBIT 99.1

                Certification Pursuant to 18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Vertica Software, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof I, William Mason, acting as the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanese-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of SEC 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the period presented.


/s/   William Mason
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William Mason
Chief Executive Officer and acting as
Chief Financial Officer

Date:  November 21, 2002